Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B
                                                                  EXHIBIT 99.2

                                                      --------------------------------------------------------------------
                                                              REVISED               ORIGINAL
                                                             AUGUST 96              AUGUST 96            VARIANCE
                                                      --------------------------------------------------------------------
                  COLLECTIONS
                  -----------
INTEREST PAYMENTS RECEIVED                                  2,785,971.73           2,785,377.72             594.01     (4)
LIQUIDATION PROCEEDS - INTEREST                 (2)               295.45                   0.00             295.45
RECOVERIES FROM PRIOR MONTHS                    (2)           219,023.47             147,589.44          71,434.03     (3)
                                                              ----------             ----------          ---------
TOTAL INTEREST RECEIVED                                     3,005,290.65           2,932,967.16          72,323.49

PRINCIPAL PAYMENTS RECEIVED                                12,727,103.55          12,726,135.52             968.03     (4)
REPURCHASED LOAN PROCEEDS                                           0.00                   0.00               0.00
LIQUIDATION PROCEEDS - PRINCIPAL                               75,305.10             226,841.99        (151,536.89)    (3)
                                                               ---------             ----------       ------------
TOTAL PRINCIPAL RECEIVED                                   12,802,408.65          12,952,977.51        (150,568.86)

TOTAL COLLECTIONS                                          15,807,699.30          15,885,944.67         (78,245.37)

               DISTRIBUTABLE AMOUNTS            (1)
               ---------------------
SERVICING FEE AT 1.00%                                        231,037.27             230,936.24             101.03
CLASS A COUPON INTEREST AT 6.55%                            1,452,761.07           1,452,125.78             635.29
CLASS B COUPON INTEREST AT 6.70%                               61,919.32              61,892.24              27.08
                                                               ---------              ---------              -----
TOTAL COUPON INTEREST                                       1,514,680.39           1,514,018.02             662.37
COUPON INTEREST AND SERVICING                               1,745,717.66           1,744,954.26             763.40

TOTAL PRINCIPAL RECEIVED                                   12,802,408.65          12,952,977.51        (150,568.86)
REALIZED LOSS (GROSS-LIQUIDATION)                             513,368.84             378,054.37         135,314.47     (3)
                                                              ----------             ----------         ----------
TOTAL PRINCIPAL                                            13,315,777.49          13,331,031.88         (15,254.39)
TOTAL COUPON INTEREST                                       1,514,680.39           1,514,018.02             662.37
TOTAL SERVICING FEE                                           231,037.27             230,936.24             101.03
                                                              ----------             ----------             ------
INTEREST, PRINCIPAL & SERVICE FEE                          15,061,495.15          15,075,986.14         (14,490.99)

                 RESERVE FUND
                 ------------
INTEREST COLLECTED                                          3,005,290.65           2,932,967.16          72,323.49
COUPON INTEREST                                            (1,514,680.39)         (1,514,018.02)           (662.37)
SERVICING FEE                                                (231,037.27)           (230,936.24)           (101.03)
REALIZED LOSS (GROSS-LIQUIDATION)                            (513,368.84)           (378,054.37)       (135,314.47)
                                                            ------------           ------------       ------------
EXCESS CASH TO RESERVE FUND                                   746,204.15             809,958.53         (63,754.38)
RESERVE FUND BEGINNING BALANCE                              6,805,563.56           7,046,707.77        (241,144.21)
RESERVE ACCOUNT RELEASE TO SELLER                                   0.00                   0.00               0.00
                                                                    ----                   ----               ----
RESERVE FUND ENDING BALANCE                     (1)         7,551,767.71           7,856,666.30        (304,898.59)

                WIRE TO TRUSTEE
                ---------------
TOTAL COLLECTIONS                                          15,807,699.30          15,885,944.67         (78,245.37)
SERVICING FEE                                                (231,037.27)           (230,936.24)           (101.03)
                                                            ------------           ------------           --------
OVER/(UNDER) WIRED                                         15,576,662.03          15,655,008.43          78,346.40
                                                           =============          =============          =========

            OTHER REPORTED BALANCES
            -----------------------
RESERVE FUND INVESTMENT INCOME                  (5)            29,982.58              29,982.58               0.00
                                                               =========              =========               ====

FOOTNOTES:
----------

(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(4) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(5) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.